                                Power of Attorney

     The  undersigned  directors and officers of Tortoise North American  Energy
Corporation  (the  "Company")  each hereby  constitutes  and  appoints  David J.
Schulte and Kenneth P. Malvey,  each of them,  with full powers of  substitution and resubstitution,  as his or her true and lawful attorney-in-fact and agent to execute  in his or her name and on his or her  behalf in any and all  capacities the  Registration  Statement  on  Form  N-2,  as  applicable,  and  any  and all amendments thereto, and all other documents in connection therewith,  including, without limitation,  any registration statement filed pursuant to Rule 462 under the  Securities  Act of 1933, as amended (the "1933 Act"),  filed by the Company with the  Securities  and Exchange  Commission  (the "SEC") under the Investment
Company Act of 1940, as amended,  and the 1933 Act, and any and all  instruments which such attorneys and agents,  or any of them, deem necessary or advisable to enable  the  Company  to comply  with such  Acts,  the  rules,  regulations  and requirements  of the SEC,  and the  securities  or Blue Sky laws of any state or other  jurisdiction  and to file the same,  with all exhibits  thereto and other documents in connection  therewith,  with the SEC and such other  jurisdictions, and the  undersigned  each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents,  or any of them,  shall do or cause to be done by virtue  hereof.  Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

     IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his or her hand as of the 11th day of November, 2005.

SIGNATURES:                                  TITLE:

      /s/ H. Kevin Birzer
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H. Kevin Birzer                            Director and Chairman of the Board

     /s/ Conrad S. Ciccotello
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Conrad S. Ciccotello                       Director

     /s/ John R. Graham
-------------------------------------
John R. Graham                             Director

     /s/ Charles A. Heath
-------------------------------------
Charles A. Heath                           Director

     /s/ Terry Matlack
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Terry C. Matlack                           Director and Chief Financial Officer

     /s/ David J. Schulte
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David J. Schulte                           Chief Executive Officer and President